Exhibit 99.3
                TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS

(All transactions were regular market transactions)



-------------   ---------------                          ----------  -----------
Date of         Person                                    Amount of   Price per
transaction     effecting                                securities     share
                transaction                                Bought/     or unit
                                                          (Sold)
-------------   ---------------                          ----------  -----------

Common Stock

April 17, 2007     Pershing Square II, L.P.                     409    $60.60
April 17, 2007     Pershing Square II, L.P.                   2,788    $60.62
April 18, 2007     Pershing Square II, L.P.                   2,665    $60.68
April 18, 2007     Pershing Square II, L.P.                     415    $60.76
April 19, 2007     Pershing Square II, L.P.                   1,276    $60.86
April 19, 2007     Pershing Square II, L.P.                   1,808    $61.21
April 19, 2007     Pershing Square II, L.P.                     630    $61.23
April 20, 2007     Pershing Square II, L.P.                     126    $61.98
April 27, 2007     Pershing Square II, L.P.               (10,117)*    $60.77
April 30, 2007     Pershing Square II, L.P.                   3,768    $59.80
April 30, 2007     Pershing Square II, L.P.                   3,761    $59.91
April 30, 2007     Pershing Square II, L.P.                     321    $60.00
May 1, 2007        Pershing Square II, L.P.                     536    $58.74
May 1, 2007        Pershing Square II, L.P.                   1,626    $58.92
May 2, 2007        Pershing Square II, L.P.               (10,012)*    $58.95
May 7, 2007        Pershing Square II, L.P.                   1,255    $59.32
May 8, 2007        Pershing Square II, L.P.                   1,282    $58.91
May 8, 2007        Pershing Square II, L.P.                   3,530    $59.03
May 8, 2007        Pershing Square II, L.P.                   2,740    $59.18
May 9, 2007        Pershing Square II, L.P.                   2,115    $59.08
May 11, 2007       Pershing Square II, L.P.               (10,922)*    $58.25
May 22, 2007       Pershing Square II, L.P.                     954    $58.13
May 22, 2007       Pershing Square II, L.P.                   2,544    $58.20
May 22, 2007       Pershing Square II, L.P.                   7,174    $58.21

April 17, 2007     Pershing Square International, Ltd.       36,194    $60.60
April 17, 2007     Pershing Square International, Ltd.      246,729    $60.62
April 18, 2007     Pershing Square International, Ltd.      236,053    $60.68
April 18, 2007     Pershing Square International, Ltd.       36,783    $60.76
April 19, 2007     Pershing Square International, Ltd.      113,171    $60.86
April 19, 2007     Pershing Square International, Ltd.      160,302    $61.21
April 19, 2007     Pershing Square International, Ltd.       55,845    $61.23
April 20, 2007     Pershing Square International, Ltd.       11,165    $61.98
April 27, 2007     Pershing Square International, Ltd.   (896,242)*    $60.77
April 30, 2007     Pershing Square International, Ltd.      332,437    $59.80
April 30, 2007     Pershing Square International, Ltd.      331,817    $59.91
April 30, 2007     Pershing Square International, Ltd.       28,325    $60.00
May 1, 2007        Pershing Square International, Ltd.       13,947    $58.74
May 1, 2007        Pershing Square International, Ltd.      142,113    $58.92
May 2, 2007        Pershing Square International, Ltd.   (848,639)*    $58.95
May 7, 2007        Pershing Square International, Ltd.      110,900    $59.32
May 8, 2007        Pershing Square International, Ltd.      113,268    $58.91
May 8, 2007        Pershing Square International, Ltd.      311,940    $59.03
May 8, 2007        Pershing Square International, Ltd.      242,067    $59.18
May 9, 2007        Pershing Square International, Ltd.      186,890    $59.08
May 11, 2007       Pershing Square International, Ltd.   (965,065)*    $58.25
May 22, 2007       Pershing Square International, Ltd.       84,954    $58.13
May 22, 2007       Pershing Square International, Ltd.      226,545    $58.20
May 22, 2007       Pershing Square International, Ltd.      638,891    $58.21

July 9, 2007       Pershing Square IV A, L.P.               602,076    $66.76
July 10, 2007      Pershing Square IV A, L.P.               267,924    $65.98

April 17, 2007     Pershing Square, L.P.                     28,243    $60.60
April 17, 2007     Pershing Square, L.P.                    192,533    $60.62
April 18, 2007     Pershing Square, L.P.                    184,133    $60.68
April 18, 2007     Pershing Square, L.P.                     28,692    $60.76
April 19, 2007     Pershing Square, L.P.                     88,205    $60.86
April 19, 2007     Pershing Square, L.P.                    124,939    $61.21
April 19, 2007     Pershing Square, L.P.                     43,525    $61.23
April 20, 2007     Pershing Square, L.P.                      8,709    $61.98
April 27, 2007     Pershing Square, L.P.                 (698,979)*    $60.77
April 30, 2007     Pershing Square, L.P.                    250,629    $59.80
April 30, 2007     Pershing Square, L.P.                    250,161    $59.91
April 30, 2007     Pershing Square, L.P.                     21,354    $60.00
May 1, 2007        Pershing Square, L.P.                     10,517    $58.74
May 1, 2007        Pershing Square, L.P.                    107,156    $58.92
May 2, 2007        Pershing Square, L.P.                 (639,817)*    $58.95
May 7, 2007        Pershing Square, L.P.                     83,668    $59.32
May 8, 2007        Pershing Square, L.P.                     85,450    $58.91
May 8, 2007        Pershing Square, L.P.                    235,330    $59.03
May 8, 2007        Pershing Square, L.P.                    182,616    $59.18
May 9, 2007        Pershing Square, L.P.                    140,995    $59.08
May 11, 2007       Pershing Square, L.P.                 (728,059)*    $58.25
May 22, 2007       Pershing Square, L.P.                     64,092    $58.13
May 22, 2007       Pershing Square, L.P.                    170,911    $58.20
May 22, 2007       Pershing Square, L.P.                    481,995    $58.21





* Each disposition of a security marked with an asterisk above was made solely for the purpose of effectuating purchases by the applicable Reporting Person of over-the-counter American-style call options or cash-settled equity swaps.

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

OPTIONS

----------------------------------------------------------------------------------------------------------------------------------
Trade date              Security                        Quantity       Strike      Expiration        Unit           Amount    Trans-
                                                                        Price            Date        Price                    action
                                                                                                                              Type
----------------------------------------------------------------------------------------------------------------------------------

Pershing Square II, L.P.


April 27, 2007          American-style Call Option        39,493     $48.6012   October 17, 2008     $16.99        $670,972    BUY
May 11, 2007            American-style Call Option        37,052     $46.5988   January 16, 2009     $17.21        $637,539    BUY
May 16, 2007            American-style Call Option        33,535     $46.1146   January 16, 2009     $17.05        $571,688    BUY


Pershing Square International, Ltd.


April 27, 2007          American-style Call Option     3,484,289     $48.6012   October 17, 2008     $16.99     $59,196,837    BUY
May 11, 2007            American-style Call Option     3,272,126     $46.5988   January 16, 2009     $17.21     $56,302,163    BUY
May 16, 2007            American-style Call Option     2,958,275     $46.1146   January 16, 2009     $17.05     $50,431,193    BUY


Pershing Square IV A, L.P.


June 8, 2007            American-style Call Option     5,000,000     $50.6606   January 16, 2009     $19.10     $95,495,000    BUY
June 13, 2007           American-style Call Option     5,000,000     $34.6290  December 14, 2007     $29.31    $146,550,000    BUY
June 20, 2007           American-style Call Option    13,700,000     $51.0669  December 19, 2008     $19.22    $263,314,000    BUY
July 5, 2007            American-style Call Option    14,500,000     $51.0847    October 2, 2008     $18.23    $264,301,650    BUY
July 5, 2007            American-style Call Option    14,500,000     $51.0847      April 2, 2009     $20.03    $290,504,600    BUY
July 9, 2007            American-style Call Option     4,681,359     $53.1178    October 6, 2008     $18.95     $88,711,753    BUY
July 9, 2007            American-style Call Option     4,681,359     $53.1178      April 6, 2009     $20.83     $97,512,708    BUY


Pershing Square, L.P.


April 27, 2007          American-style Call Option     2,626,851     $48.6012   October 17, 2008     $16.99     $44,629,268    BUY
May 11, 2007            American-style Call Option     2,468,227     $46.5988   January 16, 2009     $17.21     $42,469,795    BUY
May 16, 2007            American-style Call Option     2,230,785     $46.1146   January 16, 2009     $17.05     $38,029,307    BUY





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

SWAPS

----------------------------------------------------------------------------------------------------------------
Trade date              Security                            Quantity   Unit         Amount            Transaction
                                                                      Price                           Type
----------------------------------------------------------------------------------------------------------------

Pershing Square II, L.P.


May 2, 2007             Cash-settled Equity Swaps            16,688   $59.12      $986,646            BUY
May 11, 2007            Cash-settled Equity Swaps          (16,688)*  $58.25      $972,076            SELL


Pershing Square International, Ltd.


May 2, 2007             Cash-settled Equity Swaps         1,458,261   $59.12   $86,216,911            BUY
May 11, 2007            Cash-settled Equity Swaps        (1,458,261)* $58.25   $84,943,703            SELL

Pershing Square IV A, L.P.


June 5, 2007            Cash-settled Equity Swaps         5,000,000   $63.35  $316,767,000            BUY


Pershing Square, L.P.


May 2, 2007             Cash-settled Equity Swaps         1,100,051   $59.12   $65,038,425            BUY
May 11, 2007            Cash-settled Equity Swaps        (1,100,051)* $58.25   $64,077,971            SELL






* Each disposition of a security marked with an asterisk above was made solely for the purpose of effectuating purchases by the applicable Reporting Person of over-the-counter American-style call options or cash-settled equity swaps.


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